--------------------------------------------------------------------------------

                                SOUND SHORE FUND
           TWO PORTLAND SQUARE, PORTLAND, ME 04101 -- 1-800-754-8758
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               December 31, 1999

Dear Shareholder:

    The total return for Sound Shore Fund, Inc. (the "Fund") was 7.30% for the quarter ended December 31, 1999 compared to 14.88% for the S&P 500 and 5.6% for the Morningstar Mid-Cap Value Funds average. For the year ended December 31, 1999, the Fund's total return was 0.05% compared to 21.04% for the S&P 500 and 6.7% for the Morningstar Mid-Cap Value Funds average.

    1999 was a year in which the major indices increased while more stocks fell than rose. More importantly, the emphasis on growth stocks, to the detriment of value, was the dominant theme in 1999, particularly in the mid-cap sector. The Morningstar Mid-Cap Growth Funds average gained 60.1% while the corresponding value average, as noted above, rose just 6.7%.

    While these statistics do not fully explain the Fund's lackluster performance, a review of the types of stocks that rose versus those that fell is revealing. The average stock in the S&P 500, excluding its technology components, rose just 2% in 1999 as inflation fears cut valuations in "traditional economy" companies. Market participants appeared to abandon an appreciation for company specific earnings and valuations, the fundamental drivers of equity returns. Richard Bernstein, Merrill Lynch's veteran market analyst, recently said to BARRONS "the big shock for me was that the market ignored fundamentals in favor of speculation."

    The counter-intuitive dichotomy of returns in 1999 is clearly reflected in the performance of the Fund's holdings. As expected and as usual, we had our share of stocks that performed well, from both a fundamental and return standpoint. The stocks that outperformed the S&P 500 represented approximately one-third of the portfolio and increased more than 65% on average. Several were technology and telecommunications holdings such as BMC Software, Texas Instruments, Parametric Technology, Telephone and Data Systems and Citizens Utilities. In addition to these, many of 1999's winners were energy, industrial and consumer oriented concerns including Enron, Weatherford International, American Standard, 3M and Kimberly-Clark.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Our focus on value has never precluded us from investing in the technology and communications sectors, provided that these stocks can be acquired at attractive valuations relative to their returns and growth prospects. BMC Software, for example, was acquired during an early spring sell-off over Y2K concerns for approximately 16 times earnings despite its consistent 25% plus growth rate and long history of trading at a significant P/E premium to the S&P
500. In addition to valuation support, we are determined to manage risk through diversification, and, therefore, continually spread our holdings across a variety of industries.

    However, diversification, like low valuation, was a detriment in 1999. A large group of stocks, representing approximately 30% of the portfolio, performed well from a fundamental standpoint but suffered severe share price declines. This group will report increased earnings of approximately 20% in 1999 versus 16% for the S&P 500. Yet these stocks declined almost 20% on average in 1999. Earnings growth in 1998 outpaced the S&P 500, and consensus earnings growth in 2000 is expected to be equal to that of the S&P 500. Moreover, this group trades at an average P/E of 12 times 1999 earnings or less than half the S&P 500 multiple.

    Several companies that performed poorly on both fundamentals and share price were sold during the year. These included Bank One, CK Witco and Partner Re. Others, particularly in the out-of-favor insurance sector, are under close surveillance for an expected improvement in fundamentals and valuation.

    A portion of the Fund's performance can be attributed to the almost 150 basis point increase in long-term interest rates from the highly depressed levels at the end of 1998. This rate increase negatively impacted our financial service holdings like Fannie Mae and Ambac Financial. Both companies are demonstrating accelerating growth and improving returns on investment despite the rate increase. In addition, interest rate increases reflect the improved global economic outlook after a near brush with a deflationary collapse late in 1998. This environment bodes well for credit quality and demand, which should benefit many of the companies in the portfolio.

    We believe that the bifurcation of the equity market into a small group of highly valued stocks and a large group of undervalued stocks is not sustainable. History would indicate that those who chase the narrow list of dramatic winners and soaring IPOs of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

recent past have a very low probability of generating attractive long-term returns. We have used this environment to construct a portfolio of high quality companies that trade for a significant discount to both their intrinsic fair value and the S&P 500. We have added several new positions including The Walt Disney Company, Bell South, Safeway and Columbia Healthcare. For more detailed information about the market and our holdings, please visit our web site at www.soundshorefund.com.

    Despite the unusual market environment, we remain convinced that our disciplined value approach, and its consistent execution, will benefit our investors over the long-term. We wish you a happy and healthy New Year and thank you for your continued support.

Sincerely,

/s/ T. Gibbs Kane, Jr.

T. GIBBS KANE, JR.
PRESIDENT

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    TO QUALIFY AS A MORNINGSTAR MID-CAP VALUE FUND, THE AVERAGE WEIGHTED MARKET CAPITALIZATION OF THE STOCKS IN THE MIDDLE CAPITALIZATION QUINTILE OF A FUND'S PORTFOLIO, MUST FALL BETWEEN $1.55 BILLION AND $9.52 BILLION. IN ADDITION, MORNINGSTAR'S MID-CAP VALUE FUNDS HAVE A COMBINED RELATIVE PRICE/EARNINGS AND RELATIVE PRICE/BOOK FIGURE OF LESS THAN 1.75. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The following chart reflects a comparison in the change in value of a $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, and the performance of the Standard & Poor's 500 Index (the "S&P 500"). The S&P 500 is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

                       SOUND SHORE FUND VS. S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             SOUND SHORE FUND  S&P 500 INDEX
12/31/89                               10,000      10,000.00
01/31/90                                9,490       9,329.00
02/28/90                                9,774       9,450.04
03/31/90                                9,847       9,700.27
04/30/90                                9,512       9,458.64
05/31/90                               10,269      10,378.88
06/30/90                               10,269      10,308.91
07/31/90                               10,254      10,275.97
08/31/90                                9,370       9,348.25
09/30/90                                8,707       8,893.93
10/31/90                                8,354       8,856.33
11/30/90                                8,641       9,427.68
12/31/90                                8,936       9,690.16
01/31/91                                9,482      10,111.11
02/28/91                               10,188      10,833.32
03/31/91                               10,416      11,095.39
04/30/91                               10,446      11,121.47
05/31/91                               11,266      11,599.91
06/30/91                               10,667      11,068.87
07/31/91                               11,180      11,584.36
08/31/91                               11,410      11,858.00
09/30/91                               11,311      11,659.50
10/31/91                               11,295      11,815.60
11/30/91                               10,812      11,341.08
12/31/91                               11,817      12,635.89
01/31/92                               12,051      12,400.41
02/29/92                               12,385      12,561.24
03/31/92                               12,315      12,317.18
04/30/92                               12,323      12,678.34
05/31/92                               12,385      12,740.34
06/30/92                               12,323      12,550.89
07/31/92                               13,037      13,063.52
08/31/92                               12,668      12,796.37
09/30/92                               12,919      12,946.79
10/31/92                               13,374      12,991.24
11/30/92                               14,158      13,432.38
12/31/92                               14,318      13,597.18
01/31/93                               14,512      13,710.76
02/28/93                               14,503      13,897.56
03/31/93                               15,173      14,190.77
04/30/93                               14,821      13,847.78
05/31/93                               15,112      14,217.13
06/30/93                               15,041      14,258.64
07/31/93                               14,917      14,201.28
08/31/93                               15,253      14,739.01
09/30/93                               15,147      14,622.66
10/31/93                               15,536      14,924.89
11/30/93                               15,501      14,783.29
12/31/93                               16,031      14,962.08
01/31/94                               16,604      15,470.26
02/28/94                               16,380      15,050.71
03/31/94                               15,943      14,395.40
04/30/94                               15,992      14,580.15
05/31/94                               16,021      14,818.81
06/30/94                               15,778      14,455.90
07/31/94                               16,022      14,930.24
08/31/94                               16,657      15,541.31
09/30/94                               16,325      15,161.94
10/31/94                               16,364      15,501.45
11/30/94                               15,934      14,937.66
12/31/94                               16,078      15,158.79
01/31/95                               16,369      15,551.58
02/28/95                               16,993      16,157.07
03/31/95                               17,347      16,633.07
04/30/95                               17,482      17,122.53
05/31/95                               18,366      17,805.53
06/30/95                               18,875      18,218.80
07/31/95                               19,252      18,822.64
08/31/95                               19,483      18,869.77
09/30/95                               19,860      19,665.68
10/31/95                               19,556      19,595.45
11/30/95                               20,477      20,454.81
12/31/95                               20,881      20,848.81
01/31/96                               21,203      21,557.57
02/29/96                               21,617      21,757.99
03/31/96                               22,169      21,967.52
04/30/96                               23,043      22,291.06
05/31/96                               24,123      22,865.03
06/30/96                               23,790      22,952.17
07/31/96                               22,867      21,938.60
08/31/96                               23,709      22,402.03
09/30/96                               24,920      23,661.79
10/31/96                               25,577      24,314.17
11/30/96                               27,722      26,150.40
12/31/96                               27,828      25,632.36
01/31/97                               29,200      27,232.84
02/28/97                               29,507      27,446.62
03/31/97                               28,418      26,321.03
04/30/97                               29,584      27,891.00
05/31/97                               31,533      29,587.98
06/30/97                               33,020      30,912.84
07/31/97                               36,000      33,371.80
08/31/97                               35,859      31,503.65
09/30/97                               38,352      33,227.97
10/31/97                               36,733      32,119.48
11/30/97                               37,054      33,605.10
12/31/97                               37,958      34,181.80
01/31/98                               37,812      34,559.48
02/28/98                               40,642      37,050.63
03/31/98                               42,037      38,946.43
04/30/98                               42,303      39,338.12
05/31/98                               40,562      38,662.68
06/30/98                               39,842      40,231.92
07/31/98                               38,004      39,804.66
08/31/98                               32,944      34,056.87
09/30/98                               34,076      36,238.79
10/31/98                               37,764      39,183.88
11/30/98                               38,790      41,557.75
12/31/98                               39,630      43,950.98
01/31/99                               38,881      45,788.18
02/28/99                               37,235      44,365.54
03/31/99                               37,958      46,140.07
04/30/99                               40,901      47,926.89
05/31/99                               40,968      46,796.78
06/30/99                               42,159      49,391.80
07/31/99                               40,737      47,851.27
08/31/99                               38,201      47,612.92
09/30/99                               36,953      46,309.18
10/31/99                               38,510      49,238.47
11/30/99                               38,657      50,239.39
12/31/99                               39,650      53,196.48
Value on 12/31/99
Sound Shore Fund:                     $39,650
S&P 500 Index:                        $53,196
AVERAGE ANNUAL TOTAL RETURN
                                       1 Year         5 Year  10 Year
Sound Shore Fund                        0.05%         19.79%   14.77%
S&P 500 Index                          21.04%         28.52%   18.18%

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                                       4

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                FACE/SHARE        MARKET
                                                                  AMOUNT          VALUE
                                                                -----------   --------------
  COMMON STOCK (95.7%)
  ------------------------------------------------------------------------------------------

  AUTOMOTIVE (4.5%)
  Borg-Warner Automotive, Inc.                                      166,500   $    6,743,250
  Ford Motor Co.                                                    473,200       25,286,625
  Magna International, Inc., Class A                                494,200       20,941,725
                                                                              --------------
                                                                                  52,971,600
                                                                              --------------

  BASIC MATERIALS (2.0%)
  E.I. du Pont de Nemours & Co.                                     349,200       23,003,550
                                                                              --------------

  BUILDING & BUILDING MATERIALS (6.4%)
  American Standard Cos., Inc.*                                     949,300       43,549,138
  Kaufman & Broad Home Corp.                                      1,283,000       31,032,563
                                                                              --------------
                                                                                  74,581,701
                                                                              --------------

  CAPITAL GOODS (1.3%)
  Boeing Co.                                                        358,500       14,900,156
                                                                              --------------

  COMMUNICATIONS (15.8%)
  AT&T Corp.                                                        649,000       32,936,750
  BellSouth Corp.                                                   711,500       33,307,094
  CenturyTel, Inc.                                                  716,700       33,953,663
  Citizens Utilities Co.*                                         3,373,500       47,861,531
  Telephone and Data Systems, Inc.                                  294,500       37,107,000
                                                                              --------------
                                                                                 185,166,038
                                                                              --------------

  CONSUMER PRODUCTS (12.6%)
  Hasbro, Inc.                                                    1,666,800       31,773,375
  Kimberly-Clark Corp.                                              584,000       38,106,000
  Minnesota Mining and Manufacturing Co.                            355,000       34,745,625
  UST, Inc.                                                         840,400       21,167,575
  Walt Disney Co.                                                   765,500       22,390,875
                                                                              --------------
                                                                                 148,183,450
                                                                              --------------

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                FACE/SHARE        MARKET
                                                                  AMOUNT          VALUE
                                                                -----------   --------------
  ENERGY (5.9%)
  Enron Corp.                                                       814,000   $   36,121,250
  Weatherfold International, Inc.*                                  840,000       33,547,500
                                                                              --------------
                                                                                  69,668,750
                                                                              --------------

  FINANCIAL (6.3%)
  Federal National Mortgage Association                             757,000       47,265,188
  Federal Home Loan Mortgage Corp.                                  569,300       26,792,681
                                                                              --------------
                                                                                  74,057,869
                                                                              --------------

  HEALTHCARE (4.6%)
  Columbia HCA Healthcare Corp.                                     536,900       15,737,881
  Mallinckrodt, Inc.                                              1,195,000       38,015,938
                                                                              --------------
                                                                                  53,753,819
                                                                              --------------

  INSURANCE (8.5%)
  Allstate Corp.                                                    972,100       23,330,400
  Ambac Financial Group, Inc.                                       465,200       24,277,625
  Loews Corp.                                                       276,300       16,767,956
  MBIA, Inc.                                                        678,500       35,833,281
                                                                              --------------
                                                                                 100,209,262
                                                                              --------------

  RETAIL (4.7%)
  Office Depot, Inc.*                                             3,131,900       34,255,156
  Safeway, Inc.*                                                    589,500       20,964,094
                                                                              --------------
                                                                                  55,219,250
                                                                              --------------

  SPECIALTY CHEMICALS (0.7%)
  Engelhard Corp.                                                   444,400        8,388,050
                                                                              --------------

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                FACE/SHARE        MARKET
                                                                  AMOUNT          VALUE
                                                                -----------   --------------
  TECHNOLOGY (12.7%)
  BMC Software, Inc.*                                               634,700   $   50,736,331
  Cypress Semiconductor Corp.*                                      614,000       19,878,250
  IBM Corp.                                                         177,400       19,159,200
  Parametric Technology Co.*                                      1,278,500       34,599,406
  Texas Instruments, Inc.                                           257,000       24,896,875
                                                                              --------------
                                                                                 149,270,062
                                                                              --------------

  TRANSPORTATION (1.5%)
  Delta Airlines, Inc.                                              365,800       18,221,413
                                                                              --------------

  UTILITIES (8.2%)
  Illinova Corp.                                                  1,207,900       41,974,525
  MidAmerican Energy Holdings Co.                                   910,800       30,682,575
  Texas Utilities Co.                                               662,800       23,570,825
                                                                              --------------
                                                                                  96,227,925
                                                                              --------------
  TOTAL COMMON STOCK (COST $899,790,277)                                      $1,123,822,895
                                                                              --------------

  SHORT-TERM HOLDINGS (1.7%)
  ------------------------------------------------------------------------------------------
  Institutional Cash Management Fund                              2,204,344   $    2,204,344
  Investment Money Market Fund                                   13,050,000       13,050,000
  Daily Assets Cash Fund                                          3,023,730        3,023,730
  Daily Assets Government Obligations Fund                        1,872,602        1,872,602
                                                                              --------------
  TOTAL SHORT-TERM HOLDINGS (COST $20,150,676)                                $   20,150,676
                                                                              --------------
  TOTAL INVESTMENTS (97.4%) (COST $919,940,953)                               $1,143,973,571
  OTHER ASSETS LESS LIABILITIES (2.6%)                                            30,761,810
                                                                              --------------
  NET ASSETS (100.0%) (39,863,725 SHARES OUTSTANDING)                         $1,174,735,381
                                                                              ==============
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                   $        29.47
                                                                              ==============

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                  MARKET
                                                                                  VALUE
                                                                              --------------
  AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
  ------------------------------------------------------------------------------------------
  Par Value                                                                   $       39,864
  Paid in Capital                                                              1,015,659,065
  Accumulated Distributions in Excess of Net Investment Income                        (1,966)
  Unrealized Appreciation of Investments                                         224,032,618
  Accumulated Net Realized Loss from Investments                                 (64,994,200)
                                                                              --------------
  NET ASSETS                                                                  $1,174,735,381
                                                                              ==============

*Non-income producing security.

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
    Dividends...............................................         $ 21,056,220
    Interest................................................            1,999,130
                                                                     ------------
        Total Income........................................           23,055,350
                                                                     ------------
Expenses:
    Investment adviser fee (Note 3).........................           11,638,514
    Administrator fee (Note 3)..............................            1,551,802
    Transfer agent fee (Note 3).............................            1,551,802
    Custodian fee...........................................              167,635
    Accounting fee (Note 3).................................               60,000
    Legal fee...............................................               14,108
    Auditing fee............................................               25,500
    Directors' fees and expenses (Note 3)...................               32,545
    Miscellaneous...........................................              216,734
                                                                     ------------
        Total Expenses......................................           15,258,640
                                                                     ------------
Net Investment Income.......................................            7,796,710
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold.......................           21,551,718

Net change in unrealized depreciation of investments........          (42,817,457)
                                                                     ------------
Net realized and unrealized depreciation of investments.....          (21,265,739)
                                                                     ------------
Net decrease in net assets resulting from operations........         $(13,469,029)
                                                                     ============

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
                                                                  1999                   1998
                                                                  ----                   ----
Operations:
    Net investment income...........................         $    7,796,710         $   13,880,107
    Net realized gain (loss) on investments sold....             21,551,718            (84,757,185)
    Net change in unrealized appreciation
      (depreciation) of investments.................            (42,817,457)           113,919,945
                                                             --------------         --------------
    Increase (decrease) in net assets from
      operations....................................            (13,469,029)            43,042,867

Dividends to shareholders from net investment
 income.............................................             (7,947,649)           (13,133,750)

Return of capital...................................                     --               (563,092)

Capital share transactions (Note 5).................           (765,334,753)           618,454,819
                                                             --------------         --------------
    Total increase (decrease).......................           (786,751,431)           647,800,844

Net assets:
    Beginning of the year...........................          1,961,486,812          1,313,685,968
                                                             --------------         --------------
    End of the year (including line (A))............         $1,174,735,381         $1,961,486,812
                                                             ==============         ==============
    (A) Accumulated distributions in excess of net
        investment income...........................         $       (1,966)        $           --
                                                             ==============         ==============

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated in Maryland on February 19, 1985. It is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represents significant accounting policies of the Fund:

  a) SECURITY VALUATION

  Securities traded on a national securities exchange are valued at the last reported sales price. Securities which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the mean between the last reported bid and asked price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

  b) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

  c) DIVIDENDS TO SHAREHOLDERS

  Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatment of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

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                                       11

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  d) FEDERAL TAXES

  The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had a capital loss carry forward in the amount of $63,073,479, expiring December 31, 2006.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

The Fund's investment adviser is Sound Shore Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets.

Forum Accounting Services, LLC, an affiliate of FAdS, serves as the fund accountant for the Fund for which it receives a fee of $60,000 per year.

Forum Shareholder Services, LLC, an affiliate of FAdS, serves as the transfer agent for the Fund for which it receives a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Forum Fund Services, LLC, an affiliate of FAdS, serves as the distributor of the Fund's shares and is not paid any fee for its distribution services. Prior to May 1, 1999, Forum Financial Services, Inc. acted as the distributor of the Fund's shares.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

Fees to the Adviser and other related parties in amounts of $772,079 and $239,143, respectively, were payable on December 31, 1999.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 1999, aggregated $609,319,508 and $1,328,868,172, respectively.

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 1999 was $921,861,673. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $279,736,598 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $57,624,700.

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                                       12

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

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--------------------------------------------------------------------------------

5.  CAPITAL STOCK

As of December 31, 1999, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,015,698,929. Transactions in capital stock were as follows:

                                                  FOR THE                        FOR THE
                                                YEAR ENDED                      YEAR ENDED
                                             DECEMBER 31, 1999              DECEMBER 31, 1998
                                       -----------------------------   ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                         ------          ------          ------          ------
Sale of Shares.......................   18,304,845   $   538,394,412    51,045,753   $1,504,978,826
Reinvestment of Dividends............      238,216         7,273,441       418,730       12,344,557
Redemption of Shares.................  (44,894,551)   (1,311,002,606)  (31,229,053)    (898,868,564)
                                       -----------   ---------------   -----------   --------------
Net increase (decrease) from capital
 transactions........................  (26,351,490)  $  (765,334,753)   20,235,430   $  618,454,819
                                       ===========   ===============   ===========   ==============

Of the 39,863,725 shares outstanding as of December 31, 1999, the Employees' Profit Sharing Plan of the Adviser owned 265,451 shares.

6.  FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction is 100.0%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                                1999          1998          1997         1996        1995
                                                ----          ----          ----         ----        ----
Net Asset Value, Beginning of Period.......  $    29.62    $    28.57    $    21.71    $  18.16    $ 15.46
                                             ----------    ----------    ----------    --------    -------
Investment Operations
  Net Investment Income....................        0.17          0.21          0.12        0.13       0.25
  Net Realized and Unrealized Gain (Loss)
    on Investments.........................       (0.15)         1.05          7.75        5.90       4.33
                                             ----------    ----------    ----------    --------    -------
Total from Investment Operations...........        0.02          1.26          7.87        6.03       4.58
                                             ----------    ----------    ----------    --------    -------
Distributions
    From Net Investment Income.............       (0.17)        (0.20)        (0.12)      (0.13)     (0.21)
    In Excess of Net Investment Income.....        --(a)           --          --(a)         --         --
    From Net Realized Gains................          --            --         (0.87)      (2.35)     (1.67)
    In Excess of Net Realized Gain.........          --            --         (0.02)         --         --
    From Return of Capital.................          --         (0.01)           --          --         --
                                             ----------    ----------    ----------    --------    -------
Total Distributions........................       (0.17)        (0.21)        (1.01)      (2.48)     (1.88)
                                             ----------    ----------    ----------    --------    -------
Net Asset Value, End of Period.............  $    29.47    $    29.62    $    28.57    $  21.71    $ 18.16
                                             ==========    ==========    ==========    ========    =======
Total Return...............................        0.05%         4.40%        36.40%      33.27%     29.87%
Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)...............................  $1,174,735    $1,961,487    $1,313,686    $132,862    $67,602
Ratios to Average Net Assets:
    Expenses (net of reimbursement)........        0.98%         0.99%         1.08%       1.15%      1.15%
    Expenses (gross)(b)....................        0.98%         1.00%         1.10%       1.16%      1.15%
    Net Investment Income..................        0.50%         0.77%         0.62%       0.70%      1.41%
Portfolio Turnover Rate....................          41%           44%           53%         69%        53%

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Reflects expense ratio in the absence of expense reimbursement.
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SOUND SHORE FUND, INC.

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund") as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 4, 2000

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.
     Two Portland Square
     Portland, ME 04101
     http://www.soundshorefund.com
INVESTMENT ADVISOR
     Sound Shore Management, Inc.
     P.O. Box 1810
     8 Sound Shore Drive
     Greenwich, Connecticut 06836
ADMINISTRATOR
     Forum Administrative Services, LLC
     Two Portland Square
     Portland, Maine 04101
TRANSFER AGENT & DIVIDEND
 DISBURSING AGENT
     Forum Shareholder Services, LLC
     Two Portland Square
     Portland, Maine 04101
     1-800-754-8758


ANNUAL REPORT

DECEMBER 31, 1999


SOUND
SHORE
FUND


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